Separation And Distribution Of Prothena Business	12 Months Ended
Dec. 31, 2012
Separation And Distribution Of Prothena Business

28. Separation and Distribution of Prothena Business

On December 20, 2012, we transferred a substantial portion of our drug discovery business platform into a new, publicly traded company incorporated in Ireland. The issued share capital of Prothena was admitted to trading on the NASDAQ Global Market on December 21, 2012. Prothena focuses on the discovery and development of novel antibodies for the potential treatment of a broad range of diseases that involve protein misfolding or cell adhesion. The separation of the Prothena Business from Elan was completed through a demerger under Irish law. The demerger was effected by Elan transferring our wholly-owned subsidiaries comprising the Prothena Business to Prothena, in exchange for Prothena issuing Prothena ordinary shares directly to Elan shareholders, on a pro rata basis. Prothena’s issuance of its outstanding shares constituted a deemed in specie distribution by Elan to Elan shareholders. Each Elan shareholder received one Prothena ordinary share for every 41 Elan ordinary shares or Elan ADSs held.

Immediately following the separation of the Prothena Business, a wholly owned subsidiary of Elan subscribed for 3.2 million newly-issued ordinary shares of Prothena, representing 18% of the outstanding ordinary shares of Prothena. We do not have the ability to exercise significant influence over Prothena so this investment has been recorded as an available-for-sale investment on the Consolidated Balance Sheet at an initial fair value of $22.9 million. See Note 17 for further details of this investment.

The total value of the Prothena in specie distribution amounted to $105.7 million, and was calculated as follows (in millions):

Cash and cash equivalents	$125.0
Net assets	3.2

Total assets transferred	128.2
Fair value of operating lease guarantee	0.4
Less: Initial carrying value of available for sale interest in Prothena	(22.9)

Total value of the Prothena distribution	$105.7

Prothena’s historical results of operations have been presented as a discontinued operation in the Consolidated Statements of Operations. See Note 12 for further details of the results of discontinued operations.

Lease Guarantee

In connection with the separation of the Prothena Business, we assigned the leases for the facilities at 650 Gateway Boulevard in South San Francisco to Prothena, which were previously used by the Prothena Business. In accordance with the terms of the lease assignment agreement, Prothena agreed to assume all of the rights, obligations and duties as the lessor of the facilities. However, should Prothena default under its lease obligations, Elan would be held liable by the landlord, and thus, Elan have in substance guaranteed the obligations under the lease agreements for the 650 Gateway facilities. As of December 31, 2012, the total lease payments for the duration of the guarantee, which runs through November 2020, are approximately $10.8 million. Elan recorded a liability of $0.4 million on the Consolidated Balance Sheet as of December 31, 2012 related to the estimated fair value of this guarantee. The fair value of this lease guarantee was included as part of the distribution in specie by Elan.